Exhibit 32.2

ESIO WATER & BEVERAGE DEVELOPMENT CORP. AND SUBSIDIARIES

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Esio Water & Beverage Development Corp. (the “Company”) for the quarter ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Kimberly A Conley, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ Kimberly A Conley Kimberly A Conley Chief Financial Officer

Dated:	February 12, 2014